UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 30, 2006

MINRAD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

50 Cobham Drive, Orchard Park, NY		14127-4121

(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code:	716-855-1068

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Conditions
On October 30, 2006 Minrad International, Inc. issued a press release relating to its financial results for the quarter ended September 30, 2006 that is furnished with this report as Exhibit 99.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1     Press Release of Minrad International, Inc, dated October 30, 2006, relating to its financial results for the quarter ended September 30, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC. (Registrant)

November 2, 2006	By:	/s/ WILLIAM H. BURNS, JR.

William H. Burns, Jr. CEO
EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release